SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 19, 2004

FIDELITY SOUTHERN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22374	58-1416811

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (404) 240-1504

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE ISSUED APRIL 19, 2004

Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

The following exhibit is furnished herewith:

99.1	Press release issued by Fidelity Southern Corporation on April 19, 2004 reporting 2004 first quarter results.

Item 12.     Results of Operations and Financial Condition.

     On April 19, 2004, Fidelity Southern Corporation issued a press release regarding its first quarter earnings for the three months ended March 31, 2004. The full text of the press release is attached as exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY SOUTHERN CORPORATION
By:	/s/ M. Howard Griffith Jr.
M. Howard Griffith, Jr.
Chief Financial Officer

Date: July 22, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Text of press release issued by Fidelity Southern Corporation dated April 19, 2004.

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